SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2003

CITIZENS HOLDING COMPANY

(Exact name of the registrant as specified in its charter)

MISSISSIPPI	001-15375	64-0666512
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 Main Street, Philadelphia, Mississippi	39350
(Address of principal executive office)	(Zip Code)

(Registrant’s telephone number, including area code) (601) 656-4692

Item 5.	Other Events and Required FD Disclosures

On October 27, 2003, Citizens Holding Company (the “Company”) issued a press release that announced the earnings for the Company for the third quarter of 2003. This press release is filed as Exhibit 99.1 to this Form 8-K.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Exhibits

Exhibit 99.1	Press Release dated October 27, 2003

Item 12.	Results of Operations and Financial Condition

On October 27, 2003, the Company issued a press release that announced the earnings for the Company for the third quarter of 2003. This press release is furnished as Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS HOLDING COMPANY

By:	/s/ Robert T. Smith

Robert T. Smith Treasurer and Chief Financial Officer

DATE: October 27, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 27, 2003